UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2006

WHITNEY HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

228 St. Charles Avenue, New Orleans Louisiana	70130
(Addresses of Principal Executive Offices including Zip Code)

  (504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Whitney Holding Corporation will make a presentation to the Gulf South Bank Conference at The Ritz-Carlton Buckhead Hotel in Atlanta, Georgia, on May 1, 2006, beginning at 8:35 a.m., Eastern Time. Investors will be able to access a live webcast of the presentation at the following address: http://www.shareholder.com/wtny/MediaRegister.cfm?MediaID=19994 or on http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=WTNY&script=11919&layout=-6&item_id=%27wtny_history.htm%27 . A copy of the visual presentation is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Visual Presentation by Whitney Holding Corporation to the Gulf South Bank Conference at The Ritz-Carlton Buckhead Hotel in Atlanta, Georgia, on May 1, 2006, beginning at 8:35 a.m., Eastern Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

                By: /s/Thomas L. Callicutt, Jr.
                Thomas L. Callicutt, Jr.
                                        Executive Vice President
                                        and Chief Financial Officer

                Date: April 28, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Visual Presentation by Whitney Holding Corporation to the Gulf South Bank Conference at The Ritz-Carlton Buckhead Hotel in Atlanta, Georgia, on May 1, 2006, beginning at 8:35 a.m., Eastern Time.